Exhibit 99.2

Synovus

INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)
	Nine Months Ended September 30,
	2014	2013	Change
Interest income	$693,989	695,755	(0.3)%
Interest expense	82,160	89,894	(8.6)

Net interest income	611,829	605,861	1.0
Provision for loan losses	25,638	55,534	(53.8)

Net interest income after provision for loan losses	586,191	550,327	6.5

Non-interest income:
Service charges on deposit accounts	58,610	58,142	0.8
Fiduciary and asset management fees	33,536	32,471	3.3
Brokerage revenue	20,201	21,231	(4.9)
Mortgage banking income	13,459	19,569	(31.2)
Bankcard fees	24,394	22,662	7.6
Investment securities gains, net	1,331	2,571	(48.2)
Other fee income	14,495	16,461	(11.9)
Decrease in fair value of private equity investments, net	(513)	(856)	40.1
Gain on sale of Memphis branches, net (1)	5,789	—	nm
Other non-interest income	26,253	21,139	24.2

Total non-interest income	197,555	193,390	2.2

Non-interest expense:
Salaries and other personnel expense	279,855	276,190	1.3
Net occupancy and equipment expense	79,436	77,025	3.1
Third-party services	29,604	30,446	(2.8)
FDIC insurance and other regulatory fees	25,781	24,059	7.2
Professional fees	18,427	28,922	(36.3)
Advertising expense	15,935	6,513	144.7
Foreclosed real estate expense, net	18,818	28,800	(34.7)
Losses on other loans held for sale, net	2,050	487	320.9
Visa indemnification charges	2,731	801	240.9
Litigation settlement expenses (2)	12,349	—	nm
Restructuring charges	17,101	7,295	134.4
Other operating expenses	58,028	70,261	(17.4)

Total non-interest expense	560,115	550,799	1.7

Income before income taxes	223,631	192,918	15.9
Income tax expense	81,554	72,114	13.1

Net income	142,077	120,804	17.6

Dividends and accretion of discount on preferred stock	7,678	38,100	(79.8)

Net income available to common shareholders	$134,399	82,704	62.5

Net income per common share, basic (3)	0.97	0.67	44.6

Net income per common share, diluted (3)	0.96	0.62	54.2

Cash dividends declared per common share (3)	0.21	0.21	—

Return on average assets	0.72%	0.61	18.0
Return on average common equity	6.21	4.16	49.3

Weighted average common shares outstanding, basic (3)	138,989	123,652	12.4%
Weighted average common shares outstanding, diluted (3)	139,600	132,476	5.4

nm - not meaningful

(1)	Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(2)	3Q14 and 4Q13 amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other periods presented herein are not reported separately as amounts are not material.
(3)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)
	2014		2013			3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘14 vs. ‘13 Change
Interest income	$233,394	232,213	228,382	233,258	233,852	(0.2)%
Interest expense	27,131	27,162	27,868	28,927	29,882	(9.2)

Net interest income	206,263	205,051	200,514	204,331	203,970	1.1
Provision for loan losses	3,843	12,284	9,511	14,064	6,761	(43.2)

Net interest income after provision for loan losses	202,420	192,767	191,003	190,267	197,209	2.6

Non-interest income:
Service charges on deposit accounts	20,159	19,238	19,214	19,647	19,426	3.8
Fiduciary and asset management fees	11,207	11,296	11,033	10,978	10,389	7.9
Brokerage revenue	7,281	6,707	6,213	6,307	6,636	9.7
Mortgage banking income	4,665	5,283	3,511	2,913	5,314	(12.2)
Bankcard fees	8,182	8,695	7,518	7,979	7,760	5.4
Investment securities gains, net	—	—	1,331	373	1,124	nm
Other fee income	4,704	4,928	4,863	6,106	5,199	(9.5)
(Decrease) increase in fair value of private equity investments, net	(144)	(119)	(250)	(2,108)	284	nm
Gain on sale of Memphis branches, net (1)	—	—	5,789	—	—	nm
Other non-interest income	7,931	7,360	10,960	7,986	7,446	6.5

Total non-interest income	63,985	63,388	70,182	60,181	63,578	0.6

Non-interest expense:
Salaries and other personnel expense	93,870	92,540	93,445	91,962	92,794	1.2
Net occupancy and equipment expense	26,956	26,425	26,056	26,314	26,475	1.8
Third-party services	10,044	9,464	10,097	9,689	10,151	(1.1)
FDIC insurance and other regulatory fees	8,013	8,049	9,719	8,699	7,639	4.9
Professional fees	2,526	8,224	7,677	9,855	11,410	(77.9)
Advertising expense	7,177	6,281	2,477	2,458	3,114	130.5
Foreclosed real estate expense, net	9,074	4,063	5,681	5,064	10,359	(12.4)
(Gains) losses on other loans held for sale, net	(176)	(40)	2,266	(159)	408	nm
Visa indemnification charges	1,979	356	396	799	—	nm
Litigation settlement expenses (2)	12,349	—	—	10,000	—	nm
Restructuring charges	809	7,716	8,577	3,770	687	17.8
Other operating expenses	21,128	19,127	17,770	22,287	24,291	(13.0)

Total non-interest expense	193,749	182,205	184,161	190,738	187,328	3.4

Income before income taxes	72,656	73,950	77,024	59,710	73,459	(1.1)
Income tax expense	25,868	27,078	28,608	21,130	27,765	(6.8)

Net income	46,788	46,872	48,416	38,580	45,694	2.4

Dividends and accretion of discount on preferred stock	2,559	2,559	2,559	2,730	8,506	(69.9)

Net income available to common shareholders	$44,229	44,313	45,857	35,850	37,188	18.9%

Net income per common share, basic (3)	$0.32	0.32	0.33	0.26	0.27	16.9%

Net income per common share, diluted (3)	0.32	0.32	0.33	0.26	0.27	16.7

Cash dividends declared per common share (3)	0.07	0.07	0.07	0.07	0.07	—

Return on average assets	0.70%	0.71	0.75	0.58	0.69	1.4
Return on average common equity	5.97	6.14	6.52	5.04	5.40	10.6

Weighted average common shares outstanding, basic (3)	139,043	138,991	138,932	138,897	136,671	1.7
Weighted average common shares outstanding, diluted (3)	139,726	139,567	139,504	139,419	137,097	1.9

nm - not meaningful

* - ratios are annualized

(1)	Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(2)	3Q14 and 4Q13 amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other periods presented herein are not reported separately as amounts are not material.
(3)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	September 30, 2014	December 31, 2013	September 30, 2013
ASSETS
Cash and cash equivalents	$386,402	469,630	514,694
Interest bearing funds with Federal Reserve Bank	750,446	644,528	966,435
Interest earning deposits with banks	13,612	24,325	14,060
Federal funds sold and securities purchased under resale agreements	70,918	80,975	80,177
Trading account assets, at fair value	12,705	6,113	17,363
Mortgage loans held for sale, at fair value	72,333	45,384	61,232
Other loans held for sale	338	10,685	9,351
Investment securities available for sale, at fair value	3,050,257	3,199,358	3,151,344
Loans, net of deferred fees and costs	20,588,566	20,057,798	19,711,610
Allowance for loan losses	(269,376)	(307,560)	(318,612)

Loans, net	20,319,190	19,750,238	19,392,998

Premises and equipment, net	456,633	468,871	476,088
Goodwill	24,431	24,431	24,431
Other intangible assets, net	1,471	3,415	3,783
Other real estate	81,636	112,629	126,640
Deferred tax asset, net	656,151	744,646	763,050
Other assets	622,587	616,376	616,714

Total assets	$26,519,110	26,201,604	26,218,360

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,813,809	5,642,751	5,358,659
Interest bearing deposits, excluding brokered deposits	13,609,038	14,140,037	14,339,997
Brokered deposits	1,566,934	1,094,002	1,275,200

Total deposits	20,989,781	20,876,790	20,973,856
Federal funds purchased and securities sold under repurchase agreements	107,160	148,132	194,613
Long-term debt	2,130,934	2,033,141	1,885,057
Other liabilities	214,690	194,556	232,974

Total liabilities	23,442,565	23,252,619	23,286,500

Shareholders’ equity:
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at September 30, 2014, December 31, 2013, and September 30, 2013	125,980	125,862	125,400
Common stock - $1.00 par value. 139,064,621 shares outstanding at September 30, 2014, 138,907,351 shares outstanding at December 31, 2013, and 138,890,034 shares outstanding at September 30, 2013 (1)	139,878	139,721	139,704
Additional paid-in capital	2,974,319	2,976,348	2,976,813
Treasury stock, at cost - 813,350 shares (1)	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive loss, net	(24,827)	(41,258)	(29,514)
Accumulated deficit	(24,629)	(137,512)	(166,367)

Total shareholders’ equity	3,076,545	2,948,985	2,931,860
Total liabilities and shareholders’ equity	$26,519,110	26,201,604	26,218,360

(1)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2014		2013
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets

Taxable investment securities (2)	$3,035,940	3,091,537	3,181,678	3,196,561	3,062,976
Yield	1.84%	1.87	1.91	1.90	1.76
Tax-exempt investment securities (2) (4)	$5,168	5,781	6,421	7,758	9,835
Yield (taxable equivalent)	6.21%	6.23	6.24	6.14	6.26
Trading account assets	$16,818	16,011	20,346	10,021	13,806
Yield	2.52%	2.25	3.16	4.60	4.50
Commercial loans (3) (4)	$16,603,287	16,673,930	16,451,594	16,217,373	16,067,424
Yield	4.17%	4.19	4.21	4.28	4.37
Consumer loans (3)	$3,814,160	3,695,010	3,628,347	3,615,836	3,528,057
Yield	4.44%	4.51	4.53	4.50	4.61
Allowance for loan losses	$(274,698)	(293,320)	(307,078)	(316,001)	(328,084)

Loans, net (3)	$20,142,749	20,075,620	19,772,863	19,517,208	19,267,397
Yield	4.29%	4.32	4.34	4.40	4.50
Mortgage loans held for sale	$70,766	59,678	38,699	46,036	85,493
Yield	3.96%	4.13	4.15	3.94	4.07
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$974,363	843,018	935,300	1,235,144	1,375,921
Yield	0.23%	0.23	0.23	0.24	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$78,131	76,172	82,585	70,815	70,741
Yield	3.57%	4.15	3.21	2.85	2.30

Total interest earning assets	$24,323,935	24,167,817	24,037,892	24,083,543	23,886,169
Yield	3.81%	3.86	3.86	3.85	3.89

Interest Bearing Liabilities

Interest bearing demand deposits	$3,722,599	3,830,956	3,878,590	4,102,398	3,933,902
Rate	0.19%	0.19	0.19	0.19	0.23
Money market accounts	$6,044,138	6,033,523	6,077,357	6,161,893	6,148,289
Rate	0.29%	0.31	0.32	0.33	0.33
Savings deposits	$645,654	644,103	616,962	605,054	607,144
Rate	0.07%	0.09	0.10	0.10	0.11
Time deposits under $100,000	$1,335,848	1,364,322	1,423,487	1,491,673	1,526,974
Rate	0.56%	0.57	0.59	0.61	0.62
Time deposits over $100,000	$1,871,136	1,824,349	1,956,925	2,049,094	2,022,719
Rate	0.75%	0.74	0.76	0.80	0.84
Brokered money market accounts	$174,538	184,233	207,681	210,380	202,802
Rate	0.27%	0.27	0.26	0.27	0.27
Brokered time deposits	$1,320,082	1,216,934	1,027,167	984,047	1,130,491
Rate	0.52%	0.51	0.62	0.65	0.70

Total interest bearing deposits	$15,113,995	15,098,420	15,188,169	15,604,539	15,572,321
Rate	0.35%	0.36	0.38	0.39	0.42
Federal funds purchased and securities sold under repurchase agreements	$171,429	219,490	215,027	216,757	195,717
Rate	0.08%	0.13	0.14	0.15	0.14
Long-term debt	$2,142,705	2,099,578	2,156,836	1,886,223	1,885,385
Rate	2.54%	2.58	2.52	2.85	2.85

Total interest bearing liabilities	$17,428,129	17,417,488	17,560,032	17,707,519	17,653,423
Rate	0.62%	0.62	0.64	0.65	0.67

Non-interest bearing demand deposits	$5,824,592	5,765,287	5,537,090	5,545,529	5,306,447

Effective cost of funds	0.44%	0.45	0.47	0.47	0.49

Net interest margin	3.37%	3.41	3.39	3.38	3.40

Taxable equivalent adjustment	$408	443	455	481	529

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	September 30, 2014
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$1,152,728	5.6%	$223	0.1%
Hotels	668,603	3.2	431	0.2
Office Buildings	1,107,012	5.4	2,759	1.0
Shopping Centers	856,399	4.2	10,414	4.3
Commercial Development	131,011	0.6	20,759	8.6
Warehouses	565,011	2.7	790	0.3
Other Investment Property	538,282	2.6	3,603	1.5

Total Investment Properties	5,019,046	24.4	38,979	16.0
1-4 Family Construction	143,888	0.7	324	0.1
1-4 Family Investment Mortgage	813,867	4.0	14,432	6.0
Residential Development	179,799	0.9	14,362	5.9

Total 1-4 Family Properties	1,137,554	5.5	29,118	12.0
Land Acquisition	588,779	2.9	40,128	16.6

Total Commercial Real Estate	6,745,379	32.8	108,225	44.6

Commercial, Financial, and Agricultural	6,003,409	29.2	53,360	22.0
Owner-Occupied	4,013,666	19.5	26,810	11.1

Total Commercial & Industrial	10,017,075	48.7	80,170	33.1

Home Equity Lines	1,685,972	8.2	16,875	7.0
Consumer Mortgages	1,621,904	7.9	34,759	14.4
Credit Cards	253,853	1.3	—	—
Other Retail Loans	293,232	1.4	2,353	1.0

Total Retail	3,854,961	18.7	53,987	22.3

Unearned Income	(28,849)	(0.1)	—	nm

Total	$20,588,566	100.0%	$242,382	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

Loan Type	Total Loans September 30, 2014	June 30, 2014	3Q14 vs. 2Q14 % change (1)	September 30, 2013	3Q14 vs. 3Q13 % change
Multi-Family	$1,152,728	1,109,340	15.5%	960,136	20.1%
Hotels	668,603	724,659	(30.7)	656,514	1.8
Office Buildings	1,107,012	988,382	47.6	822,131	34.7
Shopping Centers	856,399	837,799	8.8	868,007	(1.3)
Commercial Development	131,011	139,966	(25.4)	168,402	(22.2)
Warehouses	565,011	566,890	(1.3)	557,409	1.4
Other Investment Property	538,282	498,153	32.0	508,646	5.8

Total Investment Properties	5,019,046	4,865,189	12.5	4,541,245	10.5

1-4 Family Construction	143,888	135,596	24.3	138,719	3.7
1-4 Family Investment Mortgage	813,867	837,648	(11.3)	850,024	(4.3)
Residential Development	179,799	178,793	2.2	199,435	(9.8)

Total 1-4 Family Properties	1,137,554	1,152,037	(5.0)	1,188,178	(4.3)

Land Acquisition	588,779	599,117	(6.8)	729,095	(19.2)

Total Commercial Real Estate	6,745,379	6,616,343	7.7	6,458,518	4.4

Commercial, Financial, and Agricultural	6,003,409	6,085,948	(5.4)	5,728,357	4.8
Owner-Occupied	4,013,666	4,013,492	0.0	3,977,068	0.9

Total Commercial & Industrial	10,017,075	10,099,440	(3.2)	9,705,425	3.2

Home Equity Lines	1,685,972	1,664,520	5.1	1,549,582	8.8
Consumer Mortgages	1,621,904	1,561,111	15.4	1,482,861	9.4
Credit Cards	253,853	255,369	(2.4)	253,805	0.0
Other Retail Loans	293,232	287,935	7.3	286,421	2.4

Total Retail	3,854,961	3,768,935	9.1	3,572,669	7.9

Unearned Income	(28,849)	(28,955)	(1.5)	(25,002)	15.4

Total	$20,588,566	20,455,763	2.6%	19,711,610	4.4%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2014			2013		3rd Quarter
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘14 vs. ‘13 Change
Non-performing Loans	$242,382	259,547	384,324	416,300	450,879	(46.2)%
Other Loans Held for Sale (1)	338	2,045	3,120	10,685	9,351	(96.4)
Other Real Estate	81,636	101,533	110,757	112,629	126,640	(35.5)

Non-performing Assets	324,356	363,125	498,201	539,614	586,870	(44.7)

Allowance for Loan Losses	269,376	277,783	300,871	307,560	318,612	(15.5)

Net Charge-Offs - Quarter	12,250	35,371	15,181	25,116	23,030	(46.8)
Net Charge-Offs - YTD	62,802	50,552	15,181	135,443	110,327	(43.1)
Net Charge-Offs / Average Loans - Quarter (2)	0.24%	0.69	0.30	0.51	0.47

Non-performing Loans / Loans	1.18	1.27	1.91	2.08	2.29
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	1.57	1.77	2.46	2.67	2.96
Allowance / Loans	1.31	1.36	1.49	1.53	1.62

Allowance / Non-performing Loans	111.14	107.03	78.29	73.88	70.66
Allowance / Non-performing Loans (3)	176.47	177.62	100.16	95.43	91.84

Past Due Loans over 90 days and Still Accruing	$4,067	4,798	6,563	4,489	4,738	(14.2)%
As a Percentage of Loans Outstanding	0.02%	0.02	0.03	0.02	0.02

Total Past Dues Loans and Still Accruing	$72,712	60,428	75,038	72,600	78,906	(7.8)
As a Percentage of Loans Outstanding	0.35%	0.30	0.37	0.36	0.40

Accruing Troubled Debt Restructurings (TDRs)	$408,737	444,108	495,390	556,410	574,236	(28.8)

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	September 30, 2014	December 31, 2013	September 30, 2013
Tier 1 Capital	$2,553,765	2,351,493	2,292,758
Total Risk-Based Capital	3,005,346	2,900,865	2,835,108
Tier 1 Capital Ratio	11.19%	10.54	10.55
Tier 1 Common Equity Ratio	10.60	9.93	9.93
Total Risk-Based Capital Ratio	13.17	13.00	13.04
Tier 1 Leverage Ratio	9.85	9.13	8.96
Common Equity as a Percentage of Total Assets (2)	11.13	10.77	10.70
Tangible Common Equity as a Percentage of Tangible Assets (3)	11.04	10.68	10.61
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	12.82	12.53	12.78
Book Value Per Common Share (4)(5)	21.22	20.32	20.21
Tangible Book Value Per Common Share (3)(5)	21.03	20.12	20.00

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.
(5)	Per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014. impact of unexercised tangible equity units (tMEDs).